Exhibit 99.2

Slide 0 © 2024 AeroVironment, Inc. – Proprietary Information AEROVIRONMENT // NOVEMBER 2024 AEROVIRONMENT CREATING A PREMIER DEFENSE TECHNOLOGY PRIME

Slide 1 © 2024 AeroVironment, Inc. – Proprietary Information SAFE HARBOR STATEMENT Statement Regarding Forward-Looking Statements This presentation contains statements regarding the Company, BlueHalo, the proposed transactions and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended. In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this presentation concerning (i) the Company’s or BlueHalo’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and (ii) the Company’s proposed transaction with BlueHalo, the expected benefits of the transaction, including with respect to the business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, the structure of the proposed transaction, the closing date of the proposed transaction, plans following the closing of the proposed transaction, and the proposed financing of the combined company, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed in the next slide. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company and BlueHalo are unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. AEROVIRONMENT TO ACQUIRE BLUEHALO

Slide 2 © 2024 AeroVironment, Inc. – Proprietary Information SAFE HARBOR STATEMENT These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to: the risk that the transaction described herein will not be completed or will not provide the expected benefits, or that we will not be able to achieve the cost or revenue synergies anticipated; the failure to timely or at all obtain stockholder approval for the transaction; the inability to obtain required regulatory approvals for the transaction; the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the risk that a condition to closing of the transaction may not be satisfied on a timely basis or at all; the possible occurrence of an event, change or other circumstance that would give rise to the termination of the transaction agreement; the failure of the proposed transaction to close for any other reason; unexpected costs, liabilities, charges or expenses resulting from the transaction; risks related to diverting the attention of the Company and BlueHalo management from ongoing business operations; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that the integration of the Company and BlueHalo will be more difficult, time-consuming or expensive than anticipated; the risk of customer loss or other business disruption in connection with the transaction, or of the loss of key employees; the fact that unforeseen liabilities of the Company or BlueHalo may exist; the risk of doing business internationally; the challenging macroeconomic environment, including disruptions in the defense industry; changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, changes in either or both the United States and international lending, capital and financial markets and currency fluctuations; risks that demand and the supply chain may be adversely affected by military conflict (including in the Middle East, and between Russia and Ukraine), terrorism, sanctions or other geopolitical events globally (including in the Middle East, and conflict between Taiwan and China); risks associated with international activities (including trade barriers, particularly with respect to China); difficulties managing and/or obtaining sufficient supply from the Company’s and BlueHalo’s distributors, manufacturers and subcontractors; risks that the Company may not be able to manage strains associated with its growth; dependence on key personnel; stock price volatility; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements; changes in the growth rates of the markets for the solutions of the Company and BlueHalo; the Company’s and BlueHalo’s ability to protect their intellectual property and litigation risks; changes in customer relations and preference; the failure to innovate in order to keep up with new emerging technologies, which could impact the combined companies’ solutions and ability to attract new, or retain existing, customers; and other risks and uncertainties identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of the Company’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other risks as identified from time to time in its Securities and Exchange Commission (“SEC”) reports. Other unknown or unpredictable factors also could have a material adverse effect on the Company’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, neither the Company nor BlueHalo undertakes (and each of the Company and BlueHalo expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise. AEROVIRONMENT TO ACQUIRE BLUEHALO

Slide 3 © 2024 AeroVironment, Inc. – Proprietary Information SAFE HARBOR STATEMENT No Offer or Solicitation This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. Additional Information and Where to Find It This presentation is being made in respect of the proposed transaction between the Company and BlueHalo. In connection with the proposed transaction, the Company will file with the SEC a registration statement on Form S-4, which will include a proxy statement and a prospectus, to register the shares of the Company stock that will be issued to BlueHalo’s shareholders (the “Proxy and Registration Statement”), as well as other relevant documents regarding the proposed transaction. INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE PROXY AND REGISTRATION STATEMENT REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy and Registration Statement (when available), as well as other filings containing information about the Company, may be obtained at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at https://investor.avinc.com/ or by emailing ir@avinc.com. Participants in the Solicitation The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from its respective stockholders in respect of the proposed transactions contemplated by the Proxy and Registration Statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy and Registration Statement when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended April 30, 2024 and its Proxy Statement on Schedule 14A, dated August 12, 2024, which are filed with the SEC. AEROVIRONMENT TO ACQUIRE BLUEHALO

AEROVIRONMENT TO ACQUIRE BLUEHALO

Transaction Overview

Terms	▪ AeroVironment to acquire BlueHalo in all stock transaction ▪ AVAV shareholders to own 60.5% and BlueHalo shareholders to own 39.5% of the combined company(1) ▪ Implied Enterprise Value of ~$4.1B(2), inclusive of BlueHalo debt and $100M tax asset
Leadership & Governance	▪ Wahid Nawabi to remain Chairman and CEO; Jonathan Moneymaker (BlueHalo CEO) to serve as strategic advisor ▪ BlueHalo to have nomination rights for two Board seats; pro forma AVAV Board to consist of ten Directors
Financing	▪ BlueHalo equity purchase consideration to be funded with issuance of approximately 18.5M shares to BlueHalo shareholders ▪ BlueHalo gross debt of ~$770M(3) to be refinanced with new Term Loan A and cash on hand ▪ Net leverage ratio of ~2.5x expected at close; pro forma AVAV to return to target leverage range of 1.0x to 1.5x over time
Lock-Up	▪ We expect substantially all of the BlueHalo holders to enter lock-up agreements with respect to their transaction consideration ▪ 40% releasing 12 months post close, the remaining 60% to be released in equal tranches 18 and 24 months after the close
Financial Benefits	▪ Expected to be accretive to Revenue, Adj. EBITDA and Non-GAAP EPS in the first full fiscal year post-close ▪ $100M NPV of tax assets; anticipated estimated net cost synergies of $20M to be realized over time
Timing & Closing Conditions	▪ Unanimously approved by the Board of Directors of both AeroVironment and BlueHalo ▪ Closing expected 1H CY 2025, subject to customary closing conditions, including regulatory approvals and approval by AeroVironment's stockholders

(1) Based on AVAV shares outstanding as of 11/15/24; subject to closing adjustments. (2) Assumes AVAV share price of $200.06 as of 11/15/24 and 60.5% / 39.5% pro forma ownership.
(3) Expected net debt at closing of ~$740M represents ~$770M gross debt and ~$30M cash.

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© 2024 AeroVironment, Inc. – Proprietary Information

Slide 5 © 2024 AeroVironment, Inc. – Proprietary Information Combination Advances Strategy and Accelerates Progress AV Strategy Build portfolio of leading-edge solutions utilizing strengths in Uncrewed Systems, Loitering Munitions and AI / autonomy enabling software Portfolio of Mission Critical Capabilities Immediately adds complementary franchise positions with leading-edge solutions for C-UAS, Space Technologies, EW & Cyber and Unmanned Maritime Systems AV Future State Integrated portfolio of distributed, intelligent, multi-domain robotic systems and software for defense and public safety markets Diversified Defense Tech Solution Provider Integrated portfolio of capabilities and technologies will enable delivery of better and more comprehensive solutions across a greater set of customers and markets AV Acquisition Strategy Target companies currently in the UxS and LMS markets with key technologies along with companies that broaden AV’s portfolio into complementary segments Widens Aperture for Strategic Acquisitions Increase field of potential future accretive and capability-expanding acquisitions in critical mission areas of Space, C-UAS, EW and Cyber AV Goal Develop AV’s position as a pure-play leader in Defense Technology focused on high-growth segments, where agile disruptive innovation is critical to the defense of the U.S. and its allies Strategic Positioning Create a leading Defense Technology prime contractor defined by a culture of agile innovation focused on the highest priority, highest growth national security missions Expands Portfolio of High Growth, Mission Critical Technologies — Creating a Global Champion in Defense Technology AEROVIRONMENT TO ACQUIRE BLUEHALO AeroVironment’s Previously Stated Strategy

AEROVIRONMENT TO ACQUIRE BLUEHALO

BLUEHALO: **Next Generation** Defense Technology Prime

REVENUE MIX BY MISSION AREA

- Space Technologies
- C-UAS
- Electronic Warfare & Cyber
- Advanced Innovations



$900M+
CY2024E Revenue[1]

~$600M
Funded Backlog as of Nov 1

~200
PhDs in Relevant Fields

105+
Patents

~2,400
EMPLOYEES

33
FACILITIES

Space Technologies
Advanced solutions, technologies and effects for space; ground-based systems for situational awareness, communications, command & control and warfare operations



Counter UAS (C-UAS)
Full suite of layered defense solutions including precision target acquisition & tracking systems and autonomous offensive swarming platforms & payloads



Electronic Warfare & Cyber
Specialized support, services and technology to execute critical national security missions, including technologies and tradecraft used in offensive and defensive cyber and SIGINT



Advanced Innovations
Next generation technologies solving defense and national security customers' most pressing needs in robotics, autonomy, AR/VR, materials and next generation RF



(1) CY2024E revenue figure for BlueHalo is presented as if all acquisitions made by BlueHalo and companies acquired by BlueHalo had been owned by BlueHalo for the entirety of the applicable calendar year, irrespective of the actual date of acquisition. This amount will differ from revenue figures reported for BlueHalo under GAAP, which will only include revenue from and after the applicable date of acquisition. This amount will also differ from any presentation made under Article 11 of Regulation S-X, which would not require inclusion of certain insignificant or immaterial acquisitions.

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© 2024 AeroVironment, Inc. – Proprietary Information

Slide 7 © 2024 AeroVironment, Inc. – Proprietary Information AEROVIRONMENT TO ACQUIRE BLUEHALO $273M $346M $433M $539M $599M $655M $759M $889M CY16PF CY17PF CY18PF CY19PF CY20PF CY21PF CY22PF CY23PF : Seven Years of Uninterrupted Growth $2.5B+ Total Backlog as of Nov 1(1) $29B+ Total Pipeline as of Nov 1 $50B+ Total Addressable Market Note: Pro Forma revenue as if all acquisitions made by BlueHalo had been owned by BlueHalo on January 1, 2016; (1) Represents funded and unfunded backlog.

AEROVIRONMENT TO ACQUIRE BLUEHALO

BLUEHALO: **Transforming** Defense Technology


Space


C-UAS


Electronic Warfare
& Cyber

AI/ML
METIS

Space Superiority
Transitioning a classified space control system to LRIP

260+ space systems flown on-orbit

Adaptive Phased Array Technology
Redefining satellite operations

Advancing leading hypersonics telemetry capabilities

Lasercomm
One of the only proven GEO lasercomm payloads currently on-orbit

Directed Energy & C-UAS
A leading acquisition, tracking and pointing system

A leading detect and defeat RF systems powered by proprietary AI / ML technology

Autonomous Swarming
Developing offensive swarms of sUAS using proprietary AI / ML technology

100% US made and manufactured cyber hardened platform

Metis AI / ML
Proprietary AI / ML fabric powering autonomy throughout the enterprise

Electronic Warfare
Leading program of record driving the future battlespace of electronic warfare

Cyber / SIGINT
National source for a classified Cyber / SIGINT mission

Leading provider of blockchain / crypto analytics and platform cyber resiliency

OSINT & Digital Operations
The OSINT & Digital Operations technology provider for National Intelligence Agencies, SOCOM, CYBERCOM and commercial customers

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© 2024 AeroVironment, Inc. – Proprietary Information
AV AeroVironment

AEROVIRONMENT TO ACQUIRE BLUEHALO

BLUEHALO's **AI-Powered**, Mission Enabling Capabilities



Laser Communications and Space Payloads
Orbital Warfare and Space Effects
Hypersonic Telemetry and Tracking
Autonomous Swarms
Space Domain Awareness
C4ISR and Multi-Domain Operations
Next-Gen Interceptor
AI/ML
METIS
C2 Tracking and Sensing
Perimeter / Base Defense
Directed Energy C-UAS
BLUEHALO
Digital Operations
RF Systems for Communications, Telemetry and Electronic Warfare
Laser Weapons, Precision Pointing and Tracking
Offensive and Defensive Cyber Operations
OSINT
Electronic Warfare
RF C-UAS

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© 2024 AeroVironment, Inc. – Proprietary Information
AV AeroVironment

AEROVIRONMENT TO ACQUIRE BLUEHALO

Strategically Aligned with Key DoD Priorities

AeroVironment™

BLUEHALO

Mission Areas	UxS UNCREWED SYSTEMS	LMS LOITERING MUNITION SYSTEMS	MW MACCREADY WORKS	ST SPACE TECHNOLOGIES	C-UAS COUNTER UAS	EW&C ELECTRONIC WARFARE & CYBER	ADV ADVANCED INNOVATIONS
Selected Products	 PUMA	 Switchblade 300	 HAPS	 BADGER	 Next Generation C-UAS Missile	 Bluefin Angular SDR	 Maritime Autonomy
	 Jump 20	 Switchblade 600	 Ingenuity Mars Helicopter	 WASP	 Titan / Titan-SV	 SharkCage Tactical Chassis	 Laser Instrumented Diagnostic Suite
						 LANShark High-Pen GEO Module	
	 Telemax	 Blackwing	 SPOTR-Edge	 PANTHER	 LOCUST	 Windjammer 2 Tactical System	 Defender

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© 2024 AeroVironment, Inc. – Proprietary Information

AEROVIRONMENT TO ACQUIRE BLUEHALO

Generates 4x TAM Expansion into High-Growth Segments


GLOBAL TAM
$5B+
Rapidly Growing
LMS
LOITERING MUNITION SYSTEMS
$7B+
Growing
UxS
UNCREWED SYSTEMS
$8B+
Rapidly Growing
C-UAS
COUNTER UAS
$16B+
Rapidly Growing
ST
SPACE TECHNOLOGIES
$24B+
Growing
EW&C
ELECTRONIC WAREFARE & CYBER
Innovating and Incubating
MW / ADV
MACCREADY WORKS
ADVANCED INNOVATIONS

Source: Renaissance Strategic Advisors.

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© 2024 AeroVironment, Inc. – Proprietary Information

Slide 12 © 2024 AeroVironment, Inc. – Proprietary Information $159.1 $129.1 $79.9 $73.4 $47.7 $13.6 $11.6 ~$9.5 $9.0 $7.7 $5.7 $3.8 $2.3 RTX LMT G D NOC LHX CW BWXT AVAV + BH DRS HII AVAV KTOS MRCY (1) Creates A Leading Next Generation Defense Technology Prime Defense Tech Leader o Franchise positions in key defense, national security and intel missions o Strategically aligned with key priorities of the DoD and U.S. Allies o A technology leader developing advanced, next-gen solutions o Pure-play on highest growth, highest critical technology and mission areas o Increases capacity and speed, enabling more rapid delivery to customers Prime Contractor Subcontractor Market Capitalization ($ in billions) Note: Market Data as of 11/15/24. (1) Represents implied pro forma AeroVironment equity value. AEROVIRONMENT TO ACQUIRE BLUEHALO

Slide 13 © 2024 AeroVironment, Inc. – Proprietary Information ($80bn) ($73bn) ($129bn) ($48bn) Defense Tech Pure Play Unique in the Public Markets FY 2025E YoY Revenue Growth (Consensus) >15% 11-15% 6-10% <5% <$5B $6-10B $11-15B >$16B Market Capitalization (as of 11/15/24) ($159bn) AEROVIRONMENT TO ACQUIRE BLUEHALO

AEROVIRONMENT TO ACQUIRE BLUEHALO

Significant Benefits of the Combination

Franchise Wins on Large Complementary Programs Driving Growth

- BlueHalo portfolio offers proven uninterrupted growth CAGR of ~18% for the last seven years[(1)]
- Highly visible future growth trajectory from gamechanging, large-scale program wins including SCAR, LOCUST and U.S. SOCOM Counter UAS

Significant Commercial Synergy Potential

- Utilize AV's production expertise to enable BlueHalo growth
- Expand BlueHalo international presence via AV's deep international customer relationships
- ~$100M tax asset; ~$20M of net cost synergies to be realized over time

Earnings Accretion

- Expected to be immediately accretive to revenue, Adj. EBITDA and non-GAAP EPS in first full fiscal year post-close
- Comparable growth and margin while scaling and diversifying revenue mix
- Enhanced FCF to continue driving innovation and growth

Opens Aperture for Future Strategic Acquisitions

- Significant increase in scale and resources to invest, innovate and grow
- Increased ability to supplement organic growth with future strategic acquisitions
- Expect to return to historical net leverage target of 1.0x to 1.5x Adj. EBITDA over time

(1) Reflects pro forma revenue as if all acquisitions made by BlueHalo had been owned by BlueHalo on January 1, 2016.

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© 2024 AeroVironment, Inc. – Proprietary Information
AeroVironment

AEROVIRONMENT TO ACQUIRE BLUEHALO

Creates A Pure-Play Global Leader in Defense Technology

For AeroVironment

- **Highly complementary** portfolio of products, customers and capabilities in key defense technology markets
- **Adds franchise positions** in critical technologies and mission areas such as Space, C-UAS, Electronic Warfare and Cyber
- **~4x TAM expansion and entry** in highest growth segments
- **Adds and enhances** key customer relationships
- **Revenue synergies** from offering BlueHalo products to AV's international customers

For Customers

- **Creates scaled, next generation defense prime** better served to deliver new technology more quickly in higher volume
- **Integrates technology** and capabilities that were previously separate / siloed
- **Enhances and drives innovation** and investment in Nation's most critical missions
- **Accelerates production** by utilizing AV's manufacturing capacity, expertise and acumen

For Stakeholders

- **Shared culture** of innovation and solution-oriented mission expertise
- **Expected to be highly accretive** to revenue growth, adjusted EBITDA and Non-GAAP EPS
- **Diversifies revenue** by customer, programs, mission area, technology and geography
- **Greater potential** for future strategic and accretive inorganic growth
- **Strengthens balance sheet** over time with added diversity and as AV returns to target net leverage

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© 2024 AeroVironment, Inc. – Proprietary Information

Slide 16 © 2024 AeroVironment, Inc. – Proprietary Information APPENDIX

Slide 17 © 2024 AeroVironment, Inc. – Proprietary Information

AEROVIRONMENT TO ACQUIRE BLUEHALO

Space Technologies Overview



Space Superiority — Delivering solutions for space and ground-based systems to support orbital warfare, space domain awareness, resilient communications, command and control



Next Gen Space Operations — Revolutionizing space ops with agile, multi-beam comms, advanced tracking, and resilient, software-defined tech for simultaneous missions



Space Technologies — Advancing high-speed, secure laser comms and robust space hardware for mission-critical success



Advanced Space — Elevating space capabilities with digital RF tech, superior situational awareness, real-time imaging, and autonomous operations

Key Products



Badger



Wasp



Lasercomm



Panther



Space Qualified Hardware



Space ISR & Resiliency

Key Customers

Classified
BOEING
eutelsat
LOCKHEED MARTIN
NASA
ARL
MIT LINCOLN LABORATORY



Air & Missile Defense
Space Domain Awareness & Protection
Orbital Warfare & Space Effects
Satellite Laser Communications
C4ISR and Multi-Domain Operations
RF Systems for Communications, Telemetry, and Electronic Warfare

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© 2024 AeroVironment, Inc. – Proprietary Information

Slide 19 © 2024 AeroVironment, Inc. – Proprietary Information

AEROVIRONMENT TO ACQUIRE BLUEHALO

C-UAS Overview



C-UAS Directed Energy & Kinetic — Locust Laser Weapon System coupled with FE-1 (codename Freedom Eagle) provides the warfighter with unmatched battlefield superiority against evolving UAS threats



C-UAS RF — AI-enabled RF detect and defeat solutions keep the air space clear of unwanted intruders



C2 Tracking & Sensing — Revolutionizing mobile C2 tracking and sensing with versatile, software-driven solutions for real-time command across diverse applications



Autonomous Systems — Amplifying multi-mission impact with AI-driven autonomous swarming and uncrewed systems for efficiency and versatility

Key Products



Locust



Titan C-UAS



Skyview



FE-1



Vigilant Halo



Halo Swarm

Key Customers

Classified

International



NGM
Laser Weapons, and Precision Pointing and Tracking
Targets and Instrumentation
Autonomous Swarming Systems
C-UAS

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© 2024 AeroVironment, Inc. – Proprietary Information

Slide 21 © 2024 AeroVironment, Inc. – Proprietary Information TBU EW Blueprint to come Monday

AEROVIRONMENT TO ACQUIRE BLUEHALO

Electronic Warfare and Cyber Overview



Electronic Warfare — Advancing tactical superiority with innovative RF solutions and open architecture for actionable intelligence against global threats



Cyber & Mission Solutions — Delivering advanced digital solutions with a full spectrum of offensive and defensive capabilities for operational success in digital landscapes



SIGINT & MASINT — Transforming needs into advanced solutions for mission speed with signal processing and insights



OSINT — Leveraging AI to analyze open-source data and signals for actionable intelligence on global threats and adversarial intent

Key Products



SharkCage Tactical Chassis



LANShark 2 ATR Modular Payload



Lokiset



BlueFin Angler SDR



Windjammer 2



Scraawl

Key Customers

Classified

NAVAIR


Intelligence Collection & Exploitation
SIGINT
Electronic Warfare
OSINT
Offensive & Defensive Cyber Operations
Digital Operations

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© 2024 AeroVironment, Inc. – Proprietary Information